UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	October 5, 2007

AMERIRESOURCE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20033	84-1084784
(Commission File Number)	(IRS Employer Identification Number)

3340 E. Russell Road, Suite 217, Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

(702) 214-4249
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01 Changes in Registrant's Certifying Accountant

In a letter dated October 1, 2007, De Joya Griffith & Company, LLC (the “Former Accountant”) resigned as the auditors for AmeriResource Technologies, Inc. (the “Company”), effective, October 2, 2007. The Company received notice of the resignation on October 3, 2007, by regular mail and telephone communication between the Company and De Joya Griffith & Company, LLC.

The reports of the Former Accounting Firm, De Joya Griffith & Company, LLC on the financial statements of the Company for each of the two most recent fiscal years ended, December 31, 2006 and December 31, 2005, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and the two subsequent interim periods for 2007, except as noted by De Joya Griffith & Company, LLCs opinion in its report on the Company’s financial statements expressed substantial doubt with respect to the Company’s ability to continue as a going concern for the last two fiscal years.
During the Company’s two recent fiscal years and the subsequent interim periods through the date of resignation, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B except for the following:

During the Company’s two most recent fiscal years and the subsequent interim periods through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya Griffith & Company, LLC, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for those periods.
The Board of Director’s has agreed to accept the resignation of De Joya Griffith & Company, LLC, and has signed an engagement letter with a new accounting firm, Madsen & Associates CPA’s Inc., of 684 East Vine Street, #3, Murray, Utah (New Accountant) to become the Company’s independent auditing firm for the Company effective as of October 4, 2007, to provide independent auditing services beginning with the year-end audit for calendar year ending 12-31-07.

In making the selection of the New Accountant, the Company’s management and board of directors reviewed auditor independence issues and the absence of any pre-existing business or commercial relationship with the New Accountant and concluded that there are no such relationships that would impair the independence of the New Accountant.

During the two fiscal years ended December 31, 2005 and December 31, 2006 and through October 4, 2007, the Company did not consult with Madsen & Associates CPA’s Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) or Regulation S-B.

The Company has requested the Former Accounting Firm, De Joya Griffith & Company, LLC, to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

 ITEM 9.01 Financial Statements and Exhibits

The following exhibits are included as part of this report:

EXHIBIT NO.	PAGE NO.	DESCRIPTION
16.1	4	Letter of De Joya Griffith & Company, LL, dated October 5, 2007, the Former Accounting Firm

 SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriResources Technologies, Inc.

Dated this 5th day of October, 2007.	By:	/s/ Delmar Janovec
Delmar Janovec
President